                                                                    Exhibit 10.9

                                    MASTER
                                PROGRAM PRODUCT
                               LICENSE AGREEMENT
                               -----------------



Customer:


     Agreement made this 1st day of May, 1990 between TCAM Systems, Inc., a
                         ---
New York Corporation, having its corporate headquarters at 50 Broad Street, New York, New York 10004, hereinafter referred to as "TCAM"; and Trimark Securities, Inc. with its offices located at 10 New King Street, West Air Plaza, White Plains, New York 10604, its successors and assigns of its entire business, hereinafter referred to as "Customer."

1.   License
     -------

     TCAM hereby grants and the Customer accepts upon the terms and conditions hereinafter set forth a nontransferable, non-exclusive, and irrevocable (so long as no breach of this Agreement has been committed by Customer) license to use the Licensed Program(s). "Licensed Program(s)" as used in this Agreement shall mean program products to the extent identified on Schedule A hereto (as the same may be added to or amended from time to time), including program flow charts, file layouts, report layouts, screen layouts, program source code (except those identified on Schedule B attached hereto) and object code.

2.   Usage
     -----

     Licenses granted under this Agreement authorize the Customer to utilize the Licensed Program(s), in machine readable form and are granted for the Customer's exclusive use in its normal business operation, as presently conducted, on only one of Customer's central processing and associated units (hereinafter collectively referred to as "CPU") which is identified on Schedule A annexed to this Agreement. Customer shall not use the Licensed Program(s) in the operation of a service bureau or any other manner which would permit or allow the use of the Licensed Program(s) for processing any transaction not involving Customer. The Customer agrees that all Licensed Program(s) developed by TCAM shall remain the property of TCAM. This Agreement and any Licensed Program(s) to which it applies may not be assigned, sublicensed, or otherwise transferred by the Customer.

3.   Disclosure
     ----------

     (a) The Customer agrees that the Licensed Program(s) and all related information received from TCAM under this Agreement as hereinafter amended or supplemented or any other agreement, whether written or oral, have been developed by TCAM at great expenditures of time, resources and money. Therefore, Customer shall keep the Licensed Program(s) and all related information received from TCAM, whether designated as confidential or not, in the strictest confidence and will exercise the highest degree of care to safeguard the confidentiality of the Licensed Program(s) and related information received from TCAM. It is further agreed that no part of the Licensed Program(s) shall be duplicated and/or disclosed to others, in whole or in part, without the prior written consent of TCAM. The foregoing restriction shall not apply to officers and necessary personnel of the Customer to the extent that such duplication or disclosure is reasonably necessary to the Customer's use of the Licensed Program(s). However, it is agreed that the Customer will take all precautions to insure that all such officers and personnel of the Customer who may make duplicates or to whom disclosure thereof is made shall be under an express obligation in writing to maintain confidentiality with respect thereto and shall have been advised of the confidential nature thereof by the Customer. It is expressly understood and agreed that the structures of confidentiality imposed by this Agreement shall survive the termination of this Agreement or any part thereof. A copyright notice on the Licensed Program(s) shall not be deemed in and of itself to constitute or evidence a publication or public disclosure.

     (b) The Licensed Program(s), its logos, product names and other support materials, if any, are either patented, copyrighted, trademarked, or otherwise proprietary to TCAM. Customer agrees never to remove any such notices and product identification.

     (c) TCAM agrees that it shall not disclose to any third party Customer's confidential information concerning the Customer's business, trade secrets, methods or processes [except when any or all of the foregoing are incorporated into the Licensed Program(s)] which TCAM learns during the performance of this Agreement, without the prior written consent of the Customer. This obligation shall survive the termination of this Agreement.

4.   Modification
     ------------

     The Customer, upon notice to TCAM, shall have the right to modify the Licensed Program(s) through the services of its duly qualified employees who shall prior to any such modification be under an express obligation, in writing, to maintain the confidentiality of such Licensed Program(s) and any modification thereto.

     The right of the Customer to modify the Licensed Program(s) shall be subject to the following conditions:

     (a) prior to making any modifications to the Licensed Program, Customer shall first make an archive tape of the Licensed Program which shall be maintained by Customer and at TCAM's request, made available to TCAM at no charge;

     (b)  all modifications shall become the sole property of TCAM;

     (c) the strictures of confidentiality imposed by this Agreement upon the Customer shall apply to all modifications;

     (d) modification to the Licensed Program(s) shall be strictly for the purpose of tailoring and conforming the Licensed Program(s) to the Customer's particular business requirements for which the Customer initially requested the license granted by this Agreement; and

     (e) no modification shall allow the Customer to utilize the Licensed Program(s) for applications other than those specified in the functional specifications (attached as Schedule C) without TCAM's prior written consent.

5.   Price
     -----

     The license fees for Licensed Program(s) are specified in Schedule A annexed to this Agreement. The license fees set forth herein do not include federal, state, county or local sales, property, use and/or other applicable taxes except franchise and income taxes, however designated. Such taxes, wherever applicable, shall be paid by Customer. If any such taxes are hereafter levied or charged against and are paid or are payable by TCAM, retroactively or otherwise, such taxes shall be the responsibility of the Customer and shall be added to such fees and charges and shall be paid by the Customer when billed as additional amounts due hereunder.

6.   Invoicing and Payment
     ---------------------

     All invoices shall be payable within fifteen (15) days of the date of invoice.

7.   Maintenance
     -----------

     The license fees listed in Schedule A annexed to this Agreement shall include three (3) months of maintenance service (from the time the Licensed Program(s) are delivered to Customer) for correction of program errors in connection with the Licensed Program(s). Should any changes be necessitated to the Licensed Program(s) during the three (3) month maintenance period as the result of (i) industry or Customer requirements; or (ii) modifications made by the Customer to the Licensed Program (as determined by TCAM in its sole judgement), the Customer may request from TCAM development and installation of such changes on a time and cost basis. Any work performed by TCAM as a result of such modifications, industry or Customer requirements will not increase any remaining portion of the maintenance period. TCAM'S OBLIGATION TO PROVIDE THE MAINTENANCE SHALL CEASE UPON ANY MODIFICATION MADE TO THE LICENSED PROGRAM(S) BY CUSTOMER.

8.   LIMITED WARRANTY
     ----------------

A) TCAM MAKES NO WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, EXCEPT THAT TCAM, SUBJECT TO SUB-PARAGRAPH B OF THIS SECTION 8, WARRANTIES THAT THE LICENSED PROGRAM(S), WHEN DELIVERED AND FOR A PERIOD OF THREE (3) MONTHS THEREAFTER, WILL OPERATE IN ALL MATERIAL RESPECTS AS DESCRIBED IN THE PROGRAM PRODUCT FUNCTIONAL DESCRIPTIONS ATTACHED HERETO AS SCHEDULE C. CUSTOMER'S SOLE AND EXCLUSIVE REMEDY FOR THE BREACH OF ANY PROVISION OF THIS AGREEMENT OR FOR BREACH OF WARRANTY SHALL BE LIMITED TO THE CORRECTION OF THE LICENSED PROGRAM DEFECT BY TCAM OR THE REFUND (EITHER IN FULL OR ON A PRO-RATA BASIS DETERMINED BY TCAM BASED UPON THE PERCENTAGE OF THE LICENSED PROGRAM WHICH CONTAINS THE DEFECT) OF THE LICENSE FEE ACTUALLY PAID FOR THE AFFECTED LICENSED PROGRAM; THE CHOICE OF REMEDIES SHALL BE EXCLUSIVELY MADE AT THE OPTION OF TCAM.

     THE WARRANTY PROVIDED HEREIN SHALL IMMEDIATELY CEASE AND BE OF NO FORCE OR EFFECT UPON ANY MODIFICATION MADE BY THE CUSTOMER TO THE LICENSED PROGRAM(S).

B)   SELECTION OF THE COMPUTER HARDWARE AND OPERATING SYSTEM WHICH
     THE LICENSED PROGRAM(S) SHALL OPERATE IN CONJUNCTION WITH HAS BEEN MADE BY CUSTOMER. TCAM MAKES NO WARRANTY THAT THE HARDWARE, ITS CAPACITY AND ITS OPERATING SYSTEMS ARE ADEQUATE TO ALLOW THE LICENSED PROGRAM(S) TO EXECUTE EFFICIENTLY.

9.   Patent and Copyright Indemnification
     ------------------------------------

     TCAM will defend at its expense any action brought against the Customer to the extent that it is based on a claim that the Licensed Program(s), used within the scope of the license hereunder, infringes a United States copyright or patent. TCAM will pay any costs and damages finally awarded against the Customer in such action which are attributable to such claim, provided that: (i) the Customer notifies TCAM immediately upon receiving notice that such a claim has been threatened or instituted (whichever is first to occur) in writing; (ii) such claim is not based upon designs, information or materials supplied to TCAM by the Customer; and (iii) that such claim is not based upon or attributable to any modifications made to the Licensed Program(s) by or at the request of the Customer. TCAM shall be entitled to control the defense of any such claim, including without limitation (i) the selection of counsel, (ii) defense strategy, and (iii) settlement. Customer shall fully cooperate and assist TCAM (at TCAM's expense) in all aspects of the defense of such claim. If, as a result of any such claim, litigation or threat thereof, the Customer is permanently enjoined from using the Licensed Program(s) by a final, non-appealable decree, TCAM at its sole option and expense may procure for Customer the right to continue to use the Licensed Program(s), or at its sole option and expense, may replace or modify the Licensed Program(s) so as to settle such claim, litigation or the threat thereof. If such settlement, replacement or modification of the Licensed Program(s) is not reasonably practical in the sole opinion of TCAM, after giving due consideration to all factors including financial expense, TCAM may discontinue and terminate the License upon written notice to Customer and shall refund to Customer the unamortized portion of the fees payable hereunder based upon a four (4) year straight-line depreciation. The foregoing states the entire liability of TCAM with respect to infringement of any copyrights or patents by the Licensed Program(s) or any parts thereof, and Customer hereby expressly waives any other such liabilities.

     TCAM's responsibility to indemnify and hold harmless Customer for the infringement of a patent by the Licensed Program(s) and its related processes is strictly limited to patents for the Licensed Program(s) that have been registered with the Patent and Trademark Office prior to the execution of this License Agreement. TCAM will in no event be liable to indemnify Customer for infringement by the Licensed Program(s) of any patent acquired by any third party subsequent to the execution of this Agreement.

10.  LIMITED LIABILITY
     -----------------

     THE CUSTOMER AGREES THAT TCAM'S LIABILITY HEREUNDER FOR ANY
     DAMAGES INCLUDING LIABILITY FOR ANY BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY IN TORT, OR OTHERWISE, REGARDLESS OF FORM OF ACTION, SHALL BE LIMITED AS SET FORTH UNDER PARAGRAPHS 8 AND 9. TCAM'S TOTAL LIABILITY TO CUSTOMER SHALL NOT EXCEED THE LICENSE FEE ACTUALLY PAID BY CUSTOMER FOR THE LICENSED PROGRAM GIVING RISE TO SUCH LIABILITY. NO ACTION, REGARDLESS OF FORM, ARISING OUT OF THE TRANSACTIONS
     UNDER THIS AGREEMENT MAY BE BROUGHT BY THE CUSTOMER MORE THAN
     TWELVE (12) MONTHS AFTER DELIVERY OF THE APPLICABLE LICENSED
     PROGRAM TO THE CUSTOMER EXCEPT TO THE EXTENT ALLOWED UNDER
     PARAGRAPH 9 HEREOF FOR LIABILITY, BASED ON PATENT OR COPYRIGHT
     INFRINGEMENT.

     IN NO EVENT SHALL TCAM BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES EVEN IF TCAM HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

11.  No Sublicense
     -------------

     Customer shall not sublicense, assign or transfer the Licensed Program(s). Any attempt to otherwise sublicense, assign or transfer any of the rights, duties or obligations hereunder shall be void.

12.  Term
     ----

     This license is effective until terminated as follows: Customer may terminate the license with respect to any Licensed Program at any time by returning the Licensed Program(s) together with all copies, modifications and merged portions in any form. This Agreement shall terminate immediately upon the following events: If Customer (i) shall fail to comply with any term or, condition of this Agreement or (ii) shall become insolvent or a party to any bankruptcy or receivership proceeding or any similar action affecting the affairs or the property of the Customer. Customer shall upon such termination return to TCAM the Licensed Program(s) together with all copies, modifications and merged portions in any form. Customer shall not be entitled to any refund of the license fees specified on Schedule A annexed hereto in the event that this Agreement is terminated except as provided in Paragraph 9. Without limitation to the foregoing, TCAM upon default by Customer as provided herein, shall have the right to take immediate possession of the Licensed Program(s) wherever located without notice or demand.

13.  Cooperation & Support
     ---------------------

     The Customer agrees to cooperate with TCAM with respect to this Agreement including without limitation, providing TCAM at no charge and as requested, reasonable computer hardware, communication networks, computer operators, terminal operators, test data and facilities required for development, unit, volume and network testing of the Licensed Program(s), and in general, Customer agrees to provide all information and access to key personnel needed to develop and implement the Licensed Program(s).

14.  General
     -------

     (a) No modifications of this Agreement shall be valid or binding on TCAM unless acknowledged in writing by its duly authorized representative. All notices or other communications given under this Agreement shall be in writing, sent to the address hereinbefore set forth as principal place of business or such other addresses as TCAM or the Customer may designate in writing.

(b) Customer understands and agrees that violation of any provision of this Agreement may cause damage to TCAM in an amount which is impossible or extremely difficult to ascertain. Accordingly, without limitation to any other remedy available at law, TCAM shall be entitled to seek injunctive relief restraining the Customer from continuing to violate the terms and provisions of this Agreement.

(c) TCAM shall not be liable to Customer for any delay or failure by TCAM to perform its obligations under this Agreement or otherwise if such delay or failure arises from any cause or causes beyond the reasonable control of TCAM, including but not limited to labor disputes, strikes, other labor or industrial disturbances, acts of God, floods, lightning, shortages of materials, rationing, utility or communication failures, earthquakes, casualty, war, acts of the public enemy, riots, insurrections, embargoes, blockages, actions, restrictions, regulations or orders of any government, agency or subdivision thereof.

(d) The Customer acknowledges that it has read all the terms of this Agreement and is authorized to enter into it and agrees to be bound by its terms and conditions and that it is the complete and exclusive statement of the agreement between the parties, which supersedes all prior communications and agreements between the parties relating to the subject matter of this Agreement.

(e) If any provision, or portion thereof, of this Agreement shall be deemed invalid and/or inoperative, under any applicable statute or rule of law, it is to that extent to be deemed omitted and shall have no effect as to any other provision contained in this Agreement.

(f) Customer shall not depict, refer to or in any other manner use the Licensed Program(s) or any portion thereof in any advertisements, without the prior written consent of TCAM and provided further that such advertisement clearly states that TCAM is the owner of the copyright for the Licensed Program(s).

(g) TCAM and the Customer agree not to hire, attempt to hire, or retain as consultants or otherwise, employees and/or consultants of the other party directly or through any third party or entity, for a period of two years subsequent to employee's last day of work for employee's respective employer regardless of the circumstances surrounding employee's cause of termination of employment. It is expressly understood and agreed that the provisions of this paragraph shall survive the termination of this Agreement or any part thereof.

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

(h) This Agreement shall be governed by the laws of the State of New York. The parties hereby: (i) waive all right to trial by jury; (ii) consent to the jurisdiction of the Supreme Court of the State of New York and of the United States District Court for the Southern District of New York; and
     (iii) consent that any process or notice of motion or other application to the court or judge thereof may be served within or without the State of New York by registered or certified mail, or by personal service, provided a reasonable time for appearance is allowed.



     TRIMARK SECURITIES INC.                    TCAM SYSTEMS, INC.



     By:  /s/ Steve Steinman                    By: /s/ Jeff Monassebian
          ---------------------------               --------------------------
          (Signature)                               (Signature)

     Name: Steve Steinman                       Name: Jeff Monassebian
          ---------------------------                -------------------------

     Title: President                           Title: General Counsel
           --------------------------                 ------------------------

     Date:                                      Date:
          ---------------------------                -------------------------

                                   SCHEDULE A

                             COMPUTER          CURRENT
                             SYSTEM            CUSTOMER        LICENSE
LICENSED PROGRAM             TYPE              LOCATION        PRICE
----------------             --------          --------        -------

1) Third Market Trading      Stratus XA 2000   10 New King     $500,000 Subject
   System                    ordered directly  Street, West    to payment plan
                             by Customer from  Air Plaza,      detailed below.
2) Appletree In-memory       Stratus           White Plains,
   Database                                    N.Y. 10604




Trimark Securities, Inc.                        TCAM Systems, Inc.

By: /s/ Steve Steinman                      By: /s/ Jeff Monassebian
    --------------------------                  -------------------------------
        (Signature)                             (Signature)

Title: President                            Title: General Counsel
      ------------------------                    -----------------------------


                                  PAYMENT PLAN
                                  ------------

April        1, 1990    $100,000       November     1, 1990    $ 25,000
May          1, 1990      25,000       December     1, 1990      25,000
June         1, 1990      25,000       January      1, 1991      25,000
July         1, 1990      25,000       February     1, 1991      25,000
August       1, 1990      25,000       March        1, 1991      25,000
September    1, 1990      25,000       April        1, 1991      25,000
October      1, 1990      25,000       May          1, 1991     100,000


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

                                  SCHEDULE B
                                  ----------

Source code for Appletree In-memory Database program is not included in the license granted hereby.

Trimark Securities Inc.                            Tcam Systems, Inc.
By: Steven Steinman                                By: Jeff Monassebian
    ---------------                                    ----------------
Title: President                                   Title: General Counsel

                         First Amendment to Master Program
                         Product License Agreement ("Agreement")
                         between TCAM Systems, Inc. ("TCAM") and
                         Trimark Securities, Inc. ("Customer")
                         dated as of  May 1, 1990.

1. Notwithstanding anything to the contrary in Section 7 of the Agreement, Customer shall be entitled to receive twelve (12) months of maintenance service for the Third Market Trading System software commencing from the day the Third Market Trading System is delivered to the Customer, at no additional charge.


     TRIMARK SECURITIES INC.             TCAM SYSTEMS, INC


     By:  /s/  Steven Steinman           By:  /s/  Jeff Monassebian
        --------------------------          ---------------------------
        (Signature)                         (Signature)

     Name: Steven Steinman               Name: Jeff Monassebian
          ------------------------            -------------------------

     Title: President                    Title: General Counsel
           -----------------------             ------------------------

     Date:                               Date:
          ------------------------            -------------------------

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